MERRILL LYNCH
                                                              INDEX
                                                              FUNDS, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Quarterly Report
                                                              September 30, 1998

                         MERRILL LYNCH INDEX FUNDS, INC.

Officers and Directors

Terry K. Glenn, President and Director
Jack B. Sunderland, Director
Stephen B. Swensrud, Director
J. Thomas Touchton, Director
Norman R. Harvey, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Jay C. Harbeck, Senior Vice President and
  Portfolio Manager
Jeffrey B. Hewson, Senior Vice President and
  Portfolio Manager
Gregory Mark Maunz, Senior Vice President and
  Portfolio Manager
Eric S. Mitofsky, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian

For Merrill Lynch Aggregate Bond Index Fund,
Merrill Lynch S&P 500 Index Fund and
Merrill Lynch Small Cap Index Fund:
Merrill Lynch Trust Company
800 Scudders Mill Road
Plainsboro, NJ 08536

For Merrill Lynch International Index Fund:
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

                             Merrill Lynch Index Funds, Inc., September 30, 1998

DEAR SHAREHOLDER

We are pleased to provide you with this quarterly report for Merrill Lynch Index Funds, Inc. In this report, we will discuss the investment environments for and performances of Merrill Lynch Aggregate Bond Index Fund, Merrill Lynch International Index Fund, Merrill Lynch S&P 500 Index Fund and Merrill Lynch Small Cap Index Fund. (Fund results shown do not reflect sales charges; results shown would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 6 and 7 of this report to shareholders.)

Merrill Lynch Aggregate Bond Index Fund

The primary investment objective of Merrill Lynch Aggregate Bond Index Fund is to seek to provide investment returns that, before expenses, replicate the total return of the unmanaged Lehman Brothers Aggregate Bond Index. This Index is a highly recognized and widely referenced benchmark and often used when measuring performance in the investment-grade fixed-income market. For the quarter ended September 30, 1998, the Fund's Class A and Class D Shares had total returns of +4.21% and +4.15%, respectively, compared to a total return of +4.23% for the Index.

At September quarter-end, there were 6,932 securities in the Index, an increase of 231 issues from the June quarter. The Index consists of securities from three major high-quality investment sectors. The largest sector is comprised of US Government and agency bonds and accounts for 47.6% of the Index. As of September 30, 1998, this sector had 1,840 securities. The US Government mortgage-backed securities (MBS) sector is the next largest at 30.7% of the Index with 599 positions. The final sector is represented by investment-grade corporate securities, which accounted for 21.7% of the Index at the end of the quarter.

The Fund seeks to achieve its objective by investing all of its assets in Merrill Lynch Aggregate Bond Index Series. Each of the three sectors within the Series is separately managed and as of September 30, 1998 was comprised of 194 positions. The US Government and agency and corporate sectors are managed similarly. In these two sectors, the Series seeks to neutralize duration. Duration is an indicator of expected price volatility of a security (or group of securities) when interest rates change. Hence, if the duration of each sector is identical to the corresponding sector in the Index, then the price movement of that sector in the Series should match the price movement in the Index of that particular sector. In addition, duration matching techniques are not complete until we conduct an analysis of the duration exposure for each part of the yield curve and match the distribution of the duration to ensure identical exposure. Therefore, the Series applies neutral partial duration in addition to total duration management to ensure tracking errors do not surface as a result of changes in the shape of the yield curve.

In addition to duration matching, we employ other strategies to match the Series to its index counterpart. It is critical that industry subsector exposure along with credit rating neutrality are achieved in order for tracking deviation to remain at a minimum level.

Unlike the US Government and agency and corporate sectors, which have well-defined maturities and therefore absolute durations, the MBS sector of the Series is subject to prepayments, which impact duration. Since analysis can be done to estimate future prepayments, the duration can be calculated assuming these projected prepayments. However, since an uncertainty of prepayments exists, there also is an uncertainty of duration. Accordingly, rather than managing the MBS sector using duration neutrality, we manage this sector of the Series by matching product. This entails having neutral exposure to coupon (5.5%-11%), mortgage original term (30-year, 15-year and balloon) and agency issues.

Merrill Lynch International Index Fund

For the three months ended September 30, 1998, Merrill Lynch International Index Fund's Class A and Class D Shares had total returns of -14.69% and -14.76%, respectively. This compares to the Fund's benchmark, the unmanaged Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Gross Domestic Product (GDP) Weighted Index (MSCI EAFE Index), which produced a total return of -14.50% in US dollar terms for the quarter ended September 30, 1998.

Double-digit declines occurred in nearly all major stock markets throughout the world during the third quarter of 1998, as fallout from Asia's economic and currency crises led to higher levels of volatility in all market segments. Global uncertainty and perceptions of greater risk around the world have caused equity markets to suffer their most serious setback since the Persian Gulf War. Some nations, such as the United Kingdom, have already fallen by as much from their highs as they did during the bear market of 1987. All major markets included in the MSCI EAFE Index suffered accordingly in the third quarter. As measured by the MSCI constituents in each country in US dollar terms for the quarter ended September 30, 1998, Japan was down by 14.96%; Germany declined by 15.55%; the United Kingdom fell by 10.95%; France was down by 16.42%; and Italy declined by 9.90%. The worst-performing countries in the EAFE Index during the third quarter of 1998 were Malaysia (-38.58%), which was removed from the Index on September 30, and Norway, which declined by 29.57%. Of all the EAFE countries, only Hong Kong managed to produce a positive result for the quarter, gaining 0.60%.

In contrast to the second quarter of 1998, European markets were unable to cushion the effect of the declining Asian components of the Index. On a regional basis, MSCI Europe was down by 14.42% and the MSCI Pacific Index lost 13.65% during that same period. In contrast to the recovery posted by the US equity market during September, the malaise affecting most of the EAFE countries could not be reversed during that month. Only Australia, Malaysia and Singapore managed to recover any ground off of their August lows during September. Cushioning the blow for US investors was the recent instability of the dollar, which has corrected sharply relative to many of the major EAFE currencies since the end of June.

Merrill Lynch International Index Fund invests all of its assets in Merrill Lynch International Index Series, which has the same investment objective as the Fund. There are two principal investments made by the Series in its attempt to replicate the returns of the Index. First, the Series holds a basket of stocks designed to replicate the returns of the Index, with share quantities designed to closely approximate each country's actual weight in the Index. In addition, the Series maintains positions in several foreign futures contracts, which are available in most of the major foreign markets in the EAFE Index. These futures contracts provide an efficient mechanism for maintaining equity exposure while also keeping a pool of liquidity available to meet potential Fund redemption activity. As of September 30, 1998, the Series' equity portfolio was valued at $98.45 million, and the Series' various foreign futures contracts were valued at $6.4 million. It is the Series' goal to be as close as possible to 100% invested at all times. On June 30, 1998, the Fund's net assets stood at $111.5 million. This compares to $89.5 million on September 30, 1998, and represents a decrease of 19.7% during the September quarter.

Merrill Lynch S&P 500 Index Fund

After reaching another all-time high of 1186.75 on July 17, 1998, renewed concerns regarding Asia combined with weakening earnings prospects for domestic companies and sent the Standard & Poor's 500 Composite Index (S&P 500) on a rapid descent through the end of the month. At July 31, 1998, the Index had dropped more than 66 points, finishing July at a level of 1120.67. Fear of the spreading economic crisis in many emerging markets of the world fully gripped financial markets in the United States, as extreme levels of volatility continued throughout August. During August, the S&P 500 Index suffered its worst one-month decline since the crash of October 1987, and its ninth-largest one-month decline since 1929. The S&P 500 Index declined by 14.58% in August culminated by a 70-point drop on August 31, 1998. This brought the Index back to 957.28, nearly 230 points off its peak of July 17, marking its first close below 1000 since January 30, 1998.

The month of September began with a fierce rally as the Index gained


                                      2 & 3

                             Merrill Lynch Index Funds, Inc., September 30, 1998

nearly 37 points on the first day of the month, retracing a good part of its losses on the prior day. Extreme levels of volatility continued throughout September, with gains or losses of 20 Index points-30 Index points becoming commonplace. Overall, the Index produced a strong gain of 6.24% during September, but the month was capped off by a 32-point drop on the last day of trading. This was the market's response to the Federal Reserve Board's 25 basis point reduction (0.25%) in the Federal Funds rate on the prior day, which was viewed as inadequate. The Index finished the third quarter of 1998 at 1017.01, with a total return for the three-month period ended September 30, 1998 of -9.95%.

Financial stocks were especially hard-hit during the September quarter, along with the capital goods and consumer cyclical groups. The traditional safe haven of utilities strongly outperformed the broad market during this volatile quarter, and was the S&P 500's best-performing sector during this period. Technology and energy stocks also strongly outperformed the overall market for this three-month period. Despite the increasing turmoil of financial markets throughout the world, it was once again the largest-capitalization multinational stocks in the United States that fared better than other capitalization groups. This factor helped lay to rest yet another myth regarding index funds--that they would underperform active funds in a down market. On the contrary, S&P 500 Index funds continued to outperform the majority of diversified equity funds during the September quarter, according to Lipper Analytical Services.

For the quarter ended September 30, 1998, Merrill Lynch S&P 500 Index Fund's Class A and Class D Shares had total returns of -10.04% and -10.12%, respectively. Since inception (April 3, 1997) through September 30, 1998, the Fund's Class A and Class D Shares have had total returns of +38.20% and +37.71%, respectively. This compares to the Fund's benchmark, the S&P 500 Index, which had total returns of -9.95% for the quarter ended September 30, 1998 and +38.90% for the same period since inception to September 30, 1998.

Recent data indicated that significant net withdrawals from US equity mutual funds occurred during August, which became the first month since September 1990 that equity mutual funds experienced net withdrawals. Simultaneously, investors poured money into fixed-income products, primarily seeking the safety of US Treasury bonds, which drove down the yield to the 5% level. However, cash flow into Merrill Lynch S&P 500 Index Fund continued at a solid pace throughout the entire September quarter. The Fund closed the quarter with net assets of $957.4 million on September 30, 1998. Thus, despite declining asset prices during this period, the Fund experienced a net growth of 14.0% in its net assets in the third quarter, which stood at $840.2 million on June 30, 1998.

The Fund invests all of its assets in Merrill Lynch S&P 500 Index Series, which has the same investment objective as the Fund. The principal investments of the Series are a fully replicating portfolio of all 500 stocks in the Index and a long position in S&P 500 futures contracts, which are used to quickly convert most daily cash flows into the Series into equity exposure. At the end of September, the Series' equity portfolio was valued at $991.1 million, and the Series held a long position in December 1998 futures contracts. As always, it is the Fund's goal to be 100% invested in the S&P 500 Index at all times.

During the September quarter, composition change activity in the S&P 500 continued at a brisk pace. As a result, the Series added the following equities to its portfolio: Fred Meyer Inc. Holding Co., Dollar General Corp., Waste Management Inc., Electronic Data Systems Corp., Kohl's Corp., Regions Financial Corp., Provident Company, Inc., RJR Nabisco Holdings Corp., HCR Manor Care Inc., BMC Software Inc., Union Planters Corp., AES Corp., Peoplesoft Inc. and Paychex Inc.

Merrill Lynch Small Cap Index Fund

For the quarter ended September 30, 1998, Merrill Lynch Small Cap Index Fund's Class A and Class D Shares had total returns of -20.05% and -20.08%, respectively. Since inception (April 9, 1997) through September 30, 1998, the Fund's Class A and Class D Shares had total returns of +6.04% and +5.69%, respectively. The Fund's benchmark, the unmanaged Russell 2000 Index, had total returns of -20.15% for the quarter ended September 30, 1998 and +6.77% since inception through September 30, 1998.

Small-capitalization stocks continued to suffer one of their worst declines in history on both an absolute basis and relative to larger stocks during the September quarter. The Russell 2000 Index, which had a -4.66% total return for the quarter ended June 30, 1998, followed with a third quarter of 1998 return of -20.15%, as the Index dropped by nearly 100 points. During August, the Index lost nearly 82 points, but recovered somewhat during the markets' broad-based recovery in September, which cushioned some of the impact of the August decline. From its high of 491.14 on April 21, 1998, the Russell 2000 had lost more than 153 points to close at 337.95 on August 31, 1998, an incredible decline of 31.19% in a little over four months. Despite the strong showing of technology and health care stocks during September, no sector of the Russell 2000 had positive returns for the third quarter. On a year-to-date basis ended September 30, 1998, the Russell 2000 utilities sector was the only group with a positive return (+0.01%), with every other sector showing double-digit declines, led by the energy sector's decline of 40.79%. Cash flow activity for Merrill Lynch Small Cap Index Fund was exceedingly light throughout the September quarter. The main impact on the Fund's net assets came from tumbling equity prices. Net assets ended the September quarter at $31.1 million. This compares with the Fund's net assets of $41.1 million on June 30, 1998 and represents a decrease of 24.3%.

In Conclusion

We appreciate your investment in Merrill Lynch Index Funds, Inc., and we look forward to assisting you with your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Jay C. Harbeck

Jay C. Harbeck
Senior Vice President and
Co-Portfolio Manager
Merrill Lynch Aggregate Bond Index Fund


/s/ Jeffrey B. Hewson

Jeffrey B. Hewson
Senior Vice President and
Co-Portfolio Manager
Merrill Lynch Aggregate Bond Index Fund


/s/ Gregory Mark Maunz

Gregory Mark Maunz
Senior Vice President and
Co-Portfolio Manager
Merrill Lynch Aggregate Bond Index Fund


/s/ Eric S. Mitofsky

Eric S. Mitofsky
Senior Vice President and
Portfolio Manager
Merrill Lynch International Index Fund
Merrill Lynch S&P 500 Index Fund
Merrill Lynch Small Cap Index Fund

November 3, 1998


                                      4 & 5

                             Merrill Lynch Index Funds, Inc., September 30, 1998

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers two pricing alternatives:

o Class A Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class D Shares do not incur a maximum initial sales charge or deferred sales charge and bear no ongoing distribution fee. In addition, Class D Shares are subject to an ongoing account maintenance fee of 0.25%.

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable or ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Aggregate Bond Index Fund

Recent Performance Results

                                                                                                           Standardized
                                                       12 Month           3 Month      Since Inception     30-Day Yield
                                                     Total Return      Total Return     Total Return       As of 9/30/98
========================================================================================================================
ML Aggregate Bond Index Fund Class A Shares*            +11.33%           +4.21%           +18.48%            5.46%
------------------------------------------------------------------------------------------------------------------------
ML Aggregate Bond Index Fund Class D Shares*            +11.06            +4.15            +18.04             5.22
------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**                  +11.51            +4.23            +19.04               --
========================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund commenced operations on 4/03/97.
** This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and US Treasury and Government agency issues with at least one year to maturity. Since inception total return is from 4/03/97 to 9/30/98.

International Index Fund

Recent Performance Results

                                                                         12 Month          3 Month        Since Inception
                                                                       Total Return     Total Return       Total Return
=========================================================================================================================
ML International Index Fund Class A Shares*                               -3.21%           -14.69%            +12.76%
-------------------------------------------------------------------------------------------------------------------------
ML International Index Fund Class D Shares*                               -3.42            -14.76             +12.42
-------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index--GDP Weighted**                                           -2.49            -14.50             + 9.74
=========================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 4/09/97.
** This unmanaged gross domestic product-weighted Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States and which are selected from among the larger-capitalization companies in such markets. Since inception total return is from 4/30/97 to 9/30/98.

S&P 500 Index Fund

Recent Performance Results

                                                                         12 Month          3 Month        Since Inception
                                                                       Total Return     Total Return       Total Return
=========================================================================================================================
ML S&P 500 Index Fund Class A Shares*                                     +8.65%           -10.04%            +38.20%
-------------------------------------------------------------------------------------------------------------------------
ML S&P 500 Index Fund Class D Shares*                                     +8.44            -10.12             +37.71
-------------------------------------------------------------------------------------------------------------------------
S&P 500 Index**                                                           +9.05            - 9.95             +38.90
=========================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 4/03/97.
** This unmanaged broad-based Index is comprised of common stocks. Since inception total return is from 4/03/97 to 9/30/98.

Small Cap Index Fund

Recent Performance Results

                                                                         12 Month          3 Month        Since Inception
                                                                       Total Return     Total Return       Total Return
=========================================================================================================================
ML Small Cap Index Fund Class A Shares*                                  -19.49%           -20.05%            +6.04%
-------------------------------------------------------------------------------------------------------------------------
ML Small Cap Index Fund Class D Shares*                                  -19.69            -20.08             +5.69
-------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index**                                                     -19.02            -20.15             +6.77
=========================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 4/09/97.
** This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors. Since inception total return is from 4/09/97 to 9/30/98.

Aggregate Bond Index Fund

Average Annual Total Return

                                                                        % Return
================================================================================
Class A Shares
================================================================================
Year Ended 9/30/98                                                       +11.33%
--------------------------------------------------------------------------------
Inception (4/03/97) through 9/30/98                                      +12.03
--------------------------------------------------------------------------------

                                                                        % Return
================================================================================
Class D Shares
================================================================================
Year Ended 9/30/98                                                       +11.06%
--------------------------------------------------------------------------------
Inception (4/03/97) through 9/30/98                                      +11.75
--------------------------------------------------------------------------------

International Index Fund

Average Annual Total Return

                                                                        % Return
================================================================================
Class A Shares
================================================================================
Year Ended 9/30/98                                                       -3.21%
--------------------------------------------------------------------------------
Inception (4/09/97) through 9/30/98                                      +8.47
--------------------------------------------------------------------------------

                                                                        % Return
================================================================================
Class D Shares
================================================================================
Year Ended 9/30/98                                                       -3.42%
--------------------------------------------------------------------------------
Inception (4/09/97) through 9/30/98                                      +8.25
--------------------------------------------------------------------------------

S&P 500 Index Fund

Average Annual Total Return

                                                                        % Return
================================================================================
Class A Shares
================================================================================
Year Ended 9/30/98                                                       + 8.65%
--------------------------------------------------------------------------------
Inception (4/03/97) through 9/30/98                                      +24.20
--------------------------------------------------------------------------------

                                                                        % Return
================================================================================
Class D Shares
================================================================================
Year Ended 9/30/98                                                       + 8.44%
--------------------------------------------------------------------------------
Inception (4/03/97) through 9/30/98                                      +23.90
--------------------------------------------------------------------------------

Small Cap Index Fund

Average Annual Total Return

                                                                        % Return
================================================================================
Class A Shares
================================================================================
Year Ended 9/30/98                                                       -19.49%
--------------------------------------------------------------------------------
Inception (4/09/97) through 9/30/98                                      + 4.05
--------------------------------------------------------------------------------

                                                                        % Return
================================================================================
Class D Shares
================================================================================
Year Ended 9/30/98                                                       -19.69%
--------------------------------------------------------------------------------
Inception (4/09/97) through 9/30/98                                      + 3.82
--------------------------------------------------------------------------------


                                      6 & 7

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Index Funds, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         Index Q--9/98

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